UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through April 30, 2021

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Convertible and High Income Fund (CHY)

SEMIANNUAL REPORT APRIL 30, 2021

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments11

Statement of Assets and Liabilities25

Statement of Operations26

Statements of Changes In Net Assets27

Statement of Cash Flows28

Notes to Financial Statements29

Financial Highlights37

Report of Independent Registered
Public Accounting Firm38

About Closed-End Funds39

Managed Distribution Policy40

Automatic Dividend Reinvestment Plan40

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1000 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Convertible and High Income Fund (CHY).

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our team is confident that the Fund is well-positioned to capitalize on the potential we see across the markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated vaccine rollouts, and varying levels of economic reopening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock and convertible markets advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

Letter to Shareholders

2   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CHY is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

As a result of our effective active management and recent strong portfolio performance, CHY raised its monthly distribution during the period by $0.0150 per share, representing an approximate increase of 17.6%. As a result, the Fund now pays out $0.1000 per share, constituting an annualized distribution rate of 7.65%* of market price and 7.42% on NAV as of April 30, 2021. The distribution increase is our effort to enable you, our shareholders, to directly participate in the recent and expected performance of the portfolio.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And the ICE BofA U.S. High Yield Index was yielding 4.12%, all well behind CHY’s distribution rate.

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions—with the U.S. among the economies that are particularly well-positioned due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in several other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/21 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax-reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   3

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic “normal.” We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

Our team is closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Asset Allocation in a Changing World

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

We believe CHY’s multi-asset-class approach will continue to provide advantages for investors who seek income. In addition to corporate bonds, the Fund invests mostly in convertibles, which blend attributes of stocks and fixed-income securities. As a result, they may be less vulnerable to rising interest rates compared with traditional bonds. Convertibles have also offered the opportunity for upside stock market participation with potentially less exposure to stock market downside. In addition, convertible issuance in 2020 was both robust in volume and varied by business sectors, thereby presenting solid investment opportunities for the portfolio. So far in 2021, the strong issuance of convertibles has continued, and we are optimistic that this favorable dynamic will prevail throughout the year.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Letter to Shareholders

4   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

In Closing

We believe that CHY’s dynamic allocation and multi-asset approach is well positioned to generate capital appreciation and attractive income over the entire market cycle with its bouts of volatility and many potential opportunities.

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The ICE BofA U.S. High Yield Master II Index, consisting of below-investment-grade U.S. dollar-denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds, returned 8.12%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Investment Team Discussion

6   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/21

Common Shares – Inception 5/28/03
	6 Months	1 Year	Since Inception**
On Market Price	41.54%	72.85%	10.15%
On NAV	27.05%	68.59%	10.63%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Consumer Discretionary	23.4%
Information Technology	22.1
Health Care	15.4
Communication Services	11.5
Industrials	9.5
Financials	5.6
Energy	3.6
Utilities	3.0
Materials	2.0
Consumer Staples	1.3
Real Estate	0.9
Airlines	0.7
Other	0.1

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE AND HIGH INCOME FUND (CHY)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund aims to provide a steady stream of distributions paid out monthly and invests in multiple asset classes, which may be reweighted to optimize returns.

The Fund invests in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well-positioned to generate capital gains and income. We also believe the broader range of security types provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles—which is especially important given the impact of COVID-19 on the economy and financial markets. During the semiannual period, ended April 30, 2021, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure—which constituted over 70% of the portfolio at the end of the period—positions us well to participate in the equity markets in a more risk-managed way through the remainder of 2021.

Accordingly, we seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies with geographically diversified revenue streams and global-scale business strategies. We believe that better capitalized companies—with strong management teams and reliable cash flow—will be better positioned to not only recover, but to adapt to the new business environment going forward.

How did the Fund perform over the reporting period?

The Fund returned 27.05% on a net asset value (NAV) basis and 41.54% on a market price basis for the semiannual period ended April 30, 2021, versus the 8.12% return of the ICE BofA U.S. High Yield Master II Index and 27.33% increase for the ICE BofA All U.S. Convertibles Index.

At the end of the reporting period, the Fund’s shares traded at a -3.09% discount to net asset value.

Investment Team Discussion

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we maintain that the NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the semiannual period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. In January, the Fund announced a monthly distribution increase of $0.0150 per share, representing a raise of approximately 17.6%. As a result of this increase, the Fund was paying out $0.1000 per share at the end of the period, representing an annualized distribution rate of 7.65% of market price and 7.42% on NAV as of April 30, 2021. The distribution increase is an effort by the Advisor to have shareholders more directly participate in the recent and expected performance of the portfolio.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%, while high-yield bonds, as represented by the ICE BofA U.S. High Yield Master II Index yielded 4.12%.

ASSET ALLOCATION AS OF 4/30/21

8   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Investment Team Discussion

What factors influenced performance over the reporting period?

As investors contemplated the economy’s recovery trajectory, markets were volatile, and leadership rotated from growth stocks to cyclical and value names.

The stock market continued to look forward amid improved corporate earnings, fiscal stimulus, accommodating Fed monetary policy and mostly successful vaccine rollouts. Reopening stocks led the markets, while those that benefitted most from modified social mobility last year tended to lag, as value led growth going into 2021.

Reflation and potentially inflation became the focus of much discussion, as U.S. economic data readings on employment, housing and manufacturing all indicated strong growth. At the risk of inflation, the Fed’s accommodative monetary policy and massive stimulus out of Washington, D.C. should continue to fuel economic growth in the near-term. Each of these factors contributed to strengthening consumer and business leader confidence. At the same time, economic fundamentals improved on both the labor and activity fronts.

New convertible issuance was very robust during the period and provided access to capital for many new issuers during the market dislocation throughout the pandemic. Convertible issuance has been supported by strong equity prices, elevated volatility and low-but-rising interest rates. Our expectations are that robust convertible issuance will continue through 2021, providing access to new names within multiple sectors.

For bonds during the period, new issue markets continued to trade strongly. Consistently high volumes of new debt were met with healthy demand, owing in large measure to the liquidity conditions driven by Fed and fiscal stimulus. Credit spreads, which narrowed in 2020, continued to do so in 2021, which added to positive returns for high-yield bonds during the period.

That said, the Fund can invest in a range of strategies including convertible securities, equities and high-yield bonds. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to mitigate risks from the impact of COVID-19 on financial markets by adjusting our exposures across these multiple strategies, in both equity and fixed income markets. During the period, our emphasis on equities, through holdings in both stocks and convertibles, was favorable to our shareholders, as these securities offered strong returns during the period on both an absolute and relative basis. Looking ahead, this flexibility should help mitigate risk across vulnerable areas of the financial markets and take advantage of opportunities that avail themselves around the globe amid economic recovery.

From an economic sector perspective, an overweight and selection in consumer discretionary (namely hotels, resorts and cruise lines) contributed to performance. In addition, the Fund’s underweight and selection in financials (notably diversified banks) was helpful to performance.

Our selection in communication services (an underweight in interactive media & services) was detrimental to performance. In addition, our selection in information technology (notably application software) lagged relative to the index.

Investment Team Discussion

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   9

How is the Fund positioned?

We continue to hold our highest allocation in the BB credit tier, as we believe this exposure offers investors a better risk/reward dynamic while continuing to provide regular income. From an economic sector perspective, our heaviest exposures include information technology, consumer discretionary and health care. We believe that these sectors should perform well as the market re-engages growth, the global economy begins to reopen, fiscal stimulus abounds, and the U.S. consumer has more opportunities to have access to goods. We see more opportunities arise in health care in the wake of the global pandemic, as there will be a heightened focus on preventing future disasters of this magnitude. We also believe that businesses and individuals will remain focused on productivity enhancements—many of which accelerated during the pandemic—in a post-COVID-19 environment, thereby stimulating demand for technology as remote interaction is established as mainstream.

As of April 30, 2021, approximately 71% our portfolio was invested in convertible securities.

Long term, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels, especially given the expectation for continued bouts of volatility due to market rotation in 2021. We maintain a majority of positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. Robust issuance in 2020, which has continued into 2021, is expected to provide access. We believe this representation will enable our shareholders to take advantage of opportunities in the general equity markets, in a risk-managed way that will also generate income to support distributions.

The average credit quality of the portfolio is approximately BB, which is higher than that of the ICE BofA All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors. Approximately 3% of our rated holdings were at CCC and below. A large percentage of our holdings are in non-rated securities. This enables us to employ our proprietary research capabilities to invest in positions that offer value and optimize the Fund’s returns.

We have been using the recent market volatility to actively rebalance the portfolio with a combination of both cyclical and secular opportunities, primarily in technology, health care and select consumer sectors. We subsequently redeployed proceeds to purchase convertibles that we expect will provide stronger risk/reward characteristics.

Given our relatively low cost of borrowing, we believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. This is particularly important as financial markets begin to recover, and the benefits of leverage can be harnessed. Our leverage was approximately 31% at the end of the period.

10   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

What are your closing thoughts for Fund shareholders?

It’s our belief that the flipside of volatility is opportunity, and the volatility that occurred in the markets over the past several months has provided significant entry points in several names. As the recovery gathers steam, we seek to take advantage of convertibles trading at discounts, focusing on issues poised to capture significant equity upside while also providing downside resilience. As equity prices declined, we were also able to revisit several names that had previously been sold or trimmed because they had become overly equity sensitive.

We are emphasizing investments in companies with solid cash flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the domestic and global economies. Accordingly, our investment focus will keep that catalyst top of mind.

We believe Fed actions and government fiscal policies will be extremely accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve as a positive catalyst to economic revitalization. That said, ongoing risk assessment through an actively managed portfolio is imperative during times of continued market volatility to optimize returns.

Looking to the near-term future, we expect convertibles to continue to benefit as equity prices normalize and the structural valuation of convertibles richen. The convertible market has a relatively heavy concentration in the growth areas of the market that we favor—particularly in the technology and health care sectors. That said, the robust issuance in the convertible market is expanding our set of investment opportunities, offering greater exposure to other sectors. We expect some volatility to remain in the market as leadership changes and a rotation into more cyclical, value names occurs. We believe that our focus on continually seeking to improve the overall risk/reward of the portfolio will serve investors well during the potentially challenging and volatile days ahead.

As for high yield, the technical backdrop continues to be favorable, in our view. Whereas last year’s supply-demand technical environment was heavily influenced by “fallen angels” (bonds that joined the high-yield market as a result of downgrades), we expect many issuers to exit the market as “rising stars” (bonds that are upgraded to investment-grade status). The resulting shrinking of the market should further support the already strong technicals.

Investment Team Discussion

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (33.4%)
Airlines (0.8%)
28,196	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$28,216
1,847,944	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	1,841,754
289,999	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	290,872
1,201,007	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	1,325,912
860,683	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	962,949
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
783,000	5.500%, 04/20/26	822,675
261,000	5.750%, 04/20/29	279,949
989,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	1,132,652
635,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.*µ 8.000%, 09/20/25	719,950
418,645	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	434,713
957,740	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	982,603
615,655	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	601,889
		9,424,134

Communication Services (4.4%)
1,625,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,626,657
1,075,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	1,130,524
783,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	802,458
765,000	Brink’s Company*^ 5.500%, 07/15/25	812,713
411,000	Cable One, Inc.*^ 4.000%, 11/15/30	406,832
1,885,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	2,003,020
130,000	Clear Channel Outdoor Holdings, Inc.*^ 7.750%, 04/15/28	133,998
895,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	965,598

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
3,385,000	5.500%, 04/15/27^	$3,555,875
2,300,000	5.750%, 01/15/30^	2,448,557
1,605,000	5.500%, 05/15/26	1,650,887
900,000	4.625%, 12/01/30^	880,794
1,845,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	1,903,819
	Diamond Sports Group, LLC / Diamond Sports Finance Company*^
750,000	6.625%, 08/15/27	406,515
585,000	5.375%, 08/15/26	427,740
4,144,000	Embarq Corp. 7.995%, 06/01/36	4,833,520
	Entercom Media Corp.*^
522,000	6.750%, 03/31/29	539,383
495,000	6.500%, 05/01/27	508,749
	Frontier Communications Corp.
1,449,000	7.625%, 04/15/24@	1,053,597
805,000	11.000%, 09/15/25@	612,589
380,000	5.875%, 10/15/27*^	404,362
1,555,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,668,328
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
385,000	3.500%, 03/01/29^	375,883
270,000	5.250%, 12/01/27	283,322
290,000	Hughes Satellite Systems Corp.µ^ 5.250%, 08/01/26	320,180
	Intelsat Jackson Holdings, SA@
1,060,000	8.000%, 02/15/24*	1,096,570
790,000	9.750%, 07/15/25*	492,873
510,000	5.500%, 08/01/23	313,813
1,700,000	LCPR Senior Secured Financing DAC*^ 6.750%, 10/15/27	1,829,710
780,000	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	769,275
1,240,000	Lumen Technologies, Inc.*µ 4.000%, 02/15/27	1,263,597
	Netflix, Inc.^
835,000	4.875%, 06/15/30*	969,827
525,000	4.875%, 04/15/28µ	605,094
	Scripps Escrow II, Inc.*^
514,000	3.875%, 01/15/29	510,854
257,000	5.375%, 01/15/31	260,986
1,450,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	1,526,125
514,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.*^ 4.625%, 11/01/26	536,493
	Sirius XM Radio, Inc.*^
1,350,000	5.500%, 07/01/29	1,460,727
1,350,000	4.625%, 07/15/24	1,389,623
785,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	761,387

Schedule of Investments April 30, 2021 (Unaudited)

12 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,885,000	Sprint Capital Corp.^ 6.875%, 11/15/28	$2,375,741
1,915,000	Sprint Corp.^ 7.125%, 06/15/24	2,214,927
805,000	Telecom Italia Capital, SAµ^ 6.000%, 09/30/34	908,040
382,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	374,314
1,450,000	United States Cellular Corp.^ 6.700%, 12/15/33	1,812,964
521,000	Univision Communications, Inc.*^ 5.125%, 02/15/25	530,607
427,000	Windstream Services, LLC / Windstream Finance Corp.@& 7.750%, 10/01/21	4,590
		51,764,037

Consumer Discretionary (5.5%)
1,090,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	1,166,365
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
780,000	6.625%, 01/15/28	841,682
611,000	9.875%, 04/01/27	695,837
307,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	321,371
1,350,000	Bally’s Corp.* 6.750%, 06/01/27	1,438,412
1,325,000	BorgWarner, Inc.*^ 5.000%, 10/01/25	1,529,951
1,375,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	1,428,103
130,000	Boyne USA, Inc.* 4.750%, 05/15/29	133,727
	Caesars Entertainment, Inc.*
512,000	8.125%, 07/01/27^	569,718
512,000	6.250%, 07/01/25	544,794
1,610,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,625,617
	Carnival Corp.*^
512,000	10.500%, 02/01/26	604,867
257,000	7.625%, 03/01/26	281,803
522,000	Carriage Services, Inc.* 4.250%, 05/15/29	520,695
	Carvana Company*
775,000	5.625%, 10/01/25^	799,668
261,000	5.500%, 04/15/27	264,842

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,350,000	5.125%, 05/01/27^	$3,511,169
1,212,000	5.750%, 02/15/26^	1,253,402
603,000	4.750%, 03/01/30^	629,767
540,000	5.000%, 02/01/28	564,775
515,000	4.250%, 02/01/31	515,453
810,000	Cedar Fair, LP^ 5.250%, 07/15/29	833,595
	Century Communities, Inc.
1,350,000	6.750%, 06/01/27	1,456,083
800,000	5.875%, 07/15/25^	831,128
2,225,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	2,309,995
	DISH DBS Corp.^
828,000	7.750%, 07/01/26	955,164
255,000	7.375%, 07/01/28	275,716
	ESH Hospitality, Inc.*
735,000	5.250%, 05/01/25	750,486
540,000	4.625%, 10/01/27	572,692
645,000	Ford Motor Company 8.500%, 04/21/23	723,013
	Ford Motor Credit Company, LLC
1,650,000	4.000%, 11/13/30^	1,685,805
1,400,000	4.063%, 11/01/24^	1,475,992
1,250,000	4.134%, 08/04/25^	1,318,750
1,225,000	3.664%, 09/08/24	1,275,997
500,000	4.389%, 01/08/26^	534,430
	goeasy, Ltd.*^
2,160,000	5.375%, 12/01/24	2,248,409
962,000	4.375%, 05/01/26	974,227
513,000	Guitar Center, Inc.*& 8.500%, 01/15/26	542,954
270,000	Installed Building Products, Inc.*^ 5.750%, 02/01/28	284,850
	International Game Technology, PLC*^
1,350,000	6.250%, 01/15/27	1,516,995
325,000	5.250%, 01/15/29µ	345,114
200,000	4.125%, 04/15/26	206,360
	L Brands, Inc.µ
1,369,000	6.694%, 01/15/27^	1,589,601
765,000	6.875%, 11/01/35	928,504
783,000	Life Time, Inc.*^ 8.000%, 04/15/26	825,908
	M/I Homes, Inc.µ
1,415,000	5.625%, 08/01/25^	1,470,765
780,000	4.950%, 02/01/28	822,245
	Macy’s Retail Holdings, LLC
520,000	6.700%, 07/15/34*	519,724
265,000	5.125%, 01/15/42	230,693
512,000	Macy’s, Inc.*^ 8.375%, 06/15/25	565,120
261,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	264,735

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	Mattel, Inc.*
1,350,000	5.875%, 12/15/27^	$1,484,433
921,000	6.750%, 12/31/25µ	969,334
128,000	3.750%, 04/01/29^	131,125
1,255,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	1,244,157
261,000	Meritage Homes Corp.*^ 3.875%, 04/15/29	268,514
939,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	939,826
783,000	Mohegan Gaming & Entertainment*^ 8.000%, 02/01/26	795,567
1,004,000	Newell Brands, Inc.µ^ 4.700%, 04/01/26	1,119,460
255,000	News Corp.*µ 3.875%, 05/15/29	260,100
	Rite Aid Corp.^
2,044,000	8.000%, 11/15/26*	2,125,290
519,000	7.700%, 02/15/27	508,776
	Royal Caribbean Cruises, Ltd.*^
515,000	11.500%, 06/01/25µ	597,374
257,000	10.875%, 06/01/23	295,185
522,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*^ 4.625%, 03/01/29	526,766
1,350,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,358,505
810,000	Taylor Morrison Communities, Inc.*µ 5.750%, 01/15/28	914,603
259,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	262,388
260,000	TopBuild Corp.*^ 3.625%, 03/15/29	259,217
413,069	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	413,457
262,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	306,789
1,215,000	Vista Outdoor, Inc.*^ 4.500%, 03/15/29	1,214,405
1,045,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	1,067,112
258,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	264,006
		64,903,457

Consumer Staples (1.4%)
	Central Garden & Pet Company
513,000	4.125%, 10/15/30^	529,796
261,000	4.125%, 04/30/31*	260,353

PRINCIPAL AMOUNT		VALUE
	Edgewell Personal Care Company*^
783,000	4.125%, 04/01/29	$782,601
513,000	5.500%, 06/01/28	546,468
1,185,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	1,180,213
720,000	Fresh Market, Inc.* 9.750%, 05/01/23	741,154
1,295,000	JBS USA LUX, SA / JBS USA Finance, Inc.*µ 6.750%, 02/15/28	1,429,123
429,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*µ^ 6.500%, 04/15/29	484,165
	Kraft Heinz Foods Company
1,585,000	4.375%, 06/01/46^	1,700,182
259,000	4.250%, 03/01/31µ	285,677
259,000	3.875%, 05/15/27^	282,162
672,000	New Albertson’s, Inc. 7.750%, 06/15/26	780,407
1,525,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	1,624,354
	Post Holdings, Inc.*^
1,350,000	5.750%, 03/01/27	1,416,487
748,000	4.625%, 04/15/30	755,839
392,000	Prestige Brands, Inc.*^ 3.750%, 04/01/31	376,665
391,000	Turning Point Brands, Inc.* 5.625%, 02/15/26	405,150
1,130,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	1,219,360
1,425,000	Vector Group, Ltd.*^ 5.750%, 02/01/29	1,440,589
		16,240,745

Energy (3.1%)
393,000	Antero Resources Corp.*^ 7.625%, 02/01/29	426,248
	Apache Corp.^
1,037,000	5.100%, 09/01/40	1,065,569
582,000	4.875%, 11/15/27	614,621
518,000	4.625%, 11/15/25	547,712
57,941	Bonanza Creek Energy, Inc. 7.500%, 04/30/26	58,231
	Buckeye Partners, LP
810,000	3.950%, 12/01/26^	815,216
545,000	5.850%, 11/15/43	538,558
649,000	ChampionX Corp. 6.375%, 05/01/26	680,788
	Cheniere Energy Partners, LP^
1,040,000	5.625%, 10/01/26	1,085,406
263,000	4.000%, 03/01/31*	267,934
520,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	542,651

Schedule of Investments April 30, 2021 (Unaudited)

14 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Continental Resources, Inc.^
1,035,000	3.800%, 06/01/24	$1,085,456
780,000	4.375%, 01/15/28	849,202
1,590,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,454,866
580,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	105,850
2,350,000	Energy Transfer, LP‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	1,744,875
	EnLink Midstream Partners, LP
1,300,000	6.000%, 12/15/22^‡ 3 mo. USD LIBOR + 4.11%	904,059
1,125,000	4.850%, 07/15/26	1,135,080
	EQT Corp.
600,000	8.500%, 02/01/30^	767,904
430,000	7.625%, 02/01/25^	495,584
250,000	5.000%, 01/15/29	273,260
1,017,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	998,969
1,015,000	Gulfport Energy Corp.@ 6.375%, 05/15/25	1,019,649
875,000	Laredo Petroleum, Inc.^ 10.125%, 01/15/28	902,370
1,145,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	1,182,670
	Moss Creek Resources Holdings, Inc.*
540,000	10.500%, 05/15/27	511,936
495,000	7.500%, 01/15/26	443,594
528,000	Murphy Oil Corp.^ 6.375%, 07/15/28	536,712
	New Fortress Energy, Inc.*^
522,000	6.500%, 09/30/26	532,764
521,000	6.750%, 09/15/25	539,923
485,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	202,454
260,000	Oasis Midstream Partners, LP / OMP Finance Corp.*^ 8.000%, 04/01/29	266,274
	Occidental Petroleum Corp.
3,165,000	4.300%, 08/15/39µ^	2,800,867
2,335,000	2.900%, 08/15/24^	2,331,941
1,962,000	2.700%, 08/15/22µ	1,976,813
520,000	5.875%, 09/01/25^	568,667
255,000	Ovintiv Exploration, Inc.µ^ 5.750%, 01/30/22	262,948
250,000	Ovintiv, Inc.^ 6.500%, 08/15/34	319,105
507,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	515,289

PRINCIPAL AMOUNT		VALUE
810,000	Parkland Fuel Corp.*µ 5.875%, 07/15/27	$863,792
1,040,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	877,739
385,000	Range Resources Corp.*^ 8.250%, 01/15/29	418,314
1,060,000	SESI, LLC@ 7.750%, 09/15/24	428,028
584,000	Transocean, Inc.*^ 11.500%, 01/30/27	565,756
520,000	Vine Energy Holdings, LLC*^ 6.750%, 04/15/29	521,014
550,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	576,076
725,000	W&T Offshore, Inc.* 9.750%, 11/01/23	641,770
496,000	Weatherford International, Ltd.*^ 11.000%, 12/01/24	489,195
		36,753,699

Financials (6.0%)
3,437,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	3,541,347
782,000	Aethon United BR, LP / Aethon United Finance Corp.*^ 8.250%, 02/15/26	830,203
1,040,000	AG Issuer, LLC* 6.250%, 03/01/28	1,078,719
2,250,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	2,372,153
	Ally Financial, Inc.
1,724,000	8.000%, 11/01/31	2,425,427
918,000	4.700%, 05/15/26^‡ 5 year CMT + 3.87%	934,386
2,125,000	AmWINS Group, Inc.* 7.750%, 07/01/26	2,265,101
2,385,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,449,347
1,146,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	1,188,230
1,044,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,061,184
2,937,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	3,071,573
	Credit Acceptance Corp.^
1,335,000	6.625%, 03/15/26	1,412,657
1,045,000	5.125%, 12/31/24*	1,080,509

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
320,000	Cushman & Wakefield US Borrower, LLC*^ 6.750%, 05/15/28	$343,222
1,350,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	1,417,527
1,087,000	Genworth Mortgage Holdings, Inc.*^ 6.500%, 08/15/25	1,181,395
678,752	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	676,689
1,243,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,230,023
1,688,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,742,877
4,580,000	HUB International, Ltd.* 7.000%, 05/01/26	4,754,681
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.^
1,285,000	5.250%, 05/15/27	1,317,305
781,000	4.375%, 02/01/29*	758,874
2,090,000	ILFC E-Capital Trust II*µ‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,779,698
2,390,000	Iron Mountain, Inc.*µ^ 5.250%, 03/15/28	2,510,145
2,175,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*µ 6.250%, 06/03/26	2,290,123
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*^
2,289,000	5.250%, 10/01/25	2,323,976
263,000	4.250%, 02/01/27	258,135
521,000	LD Holdings Group, LLC* 6.125%, 04/01/28	523,688
1,125,000	Level 3 Financing, Inc.µ^ 5.375%, 05/01/25	1,150,155
1,299,000	LPL Holdings, Inc.*µ^ 4.000%, 03/15/29	1,303,871
2,250,000	MetLife, Inc.µ^ 6.400%, 12/15/66	2,841,053
	Navient Corp.^
2,298,000	5.000%, 03/15/27	2,317,556
1,200,000	4.875%, 03/15/28	1,177,476
	OneMain Finance Corp.µ^
1,350,000	7.125%, 03/15/26	1,578,218
1,000,000	6.875%, 03/15/25	1,137,260
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*^
614,000	7.500%, 06/01/25	668,093
517,000	5.875%, 10/01/28	549,116
651,000	PHH Mortgage Corp.* 7.875%, 03/15/26	663,532

PRINCIPAL AMOUNT		VALUE
1,200,000	Prospect Capital Corp.µ^ 3.706%, 01/22/26	$1,214,724
1,350,000	Radian Group, Inc.µ^ 4.875%, 03/15/27	1,440,990
1,200,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,192,404
625,000	SLM Corp.µ^ 4.200%, 10/29/25	659,506
1,300,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	1,355,874
1,047,000	StoneX Group, Inc.*µ^ 8.625%, 06/15/25	1,122,394
	United Wholesale Mortgage, LLC*
771,000	5.500%, 11/15/25	802,179
522,000	5.500%, 04/15/29	513,194
1,041,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	1,050,109
1,091,000	XHR, LP* 6.375%, 08/15/25	1,160,519
		70,717,417

Health Care (3.2%)
520,000	Acadia Healthcare Company, Inc.*^ 5.000%, 04/15/29	538,356
2,935,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	3,271,057
	Bausch Health Companies, Inc.*
1,150,000	5.000%, 01/30/28	1,169,159
444,000	5.000%, 02/15/29^	444,901
257,000	5.250%, 02/15/31^	257,707
	Centene Corp.^
1,080,000	4.250%, 12/15/27	1,133,665
514,000	3.000%, 10/15/30	510,741
	Charles River Laboratories International, Inc.*
261,000	4.000%, 03/15/31^	268,799
261,000	3.750%, 03/15/29	265,881
	CHS/Community Health Systems, Inc.*
4,321,000	8.125%, 06/30/24	4,531,778
1,180,000	8.000%, 03/15/26^	1,272,748
594,000	6.875%, 04/15/29^	621,775
	DaVita, Inc.*
1,561,000	4.625%, 06/01/30	1,581,714
770,000	3.750%, 02/15/31^	732,493
	Encompass Health Corp.^
525,000	4.750%, 02/01/30	553,424
525,000	4.500%, 02/01/28	544,572
1,234,000	HCA, Inc. 7.500%, 11/06/33	1,683,904
340,000	Jazz Securities DAC*µ 4.375%, 01/15/29	347,851

Schedule of Investments April 30, 2021 (Unaudited)

16 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,785,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	$1,217,281
	Organon Finance 1, LLC*
1,900,000	5.125%, 04/30/31^	1,972,561
450,000	4.125%, 04/30/28µ	461,957
1,103,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	978,515
	Tenet Healthcare Corp.
2,465,000	6.250%, 02/01/27*^	2,586,993
1,475,000	4.625%, 07/15/24^	1,498,600
1,420,000	6.875%, 11/15/31	1,590,585
1,350,000	4.875%, 01/01/26*^	1,403,919
2,449,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	2,465,531
	Teva Pharmaceutical Finance Netherlands III, BVµ^
2,320,000	2.800%, 07/21/23	2,305,987
2,105,000	6.000%, 04/15/24	2,225,427
		38,437,881

Industrials (5.3%)
1,035,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,148,953
1,200,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	1,182,156
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*^
1,303,000	4.875%, 02/15/30	1,358,469
1,300,000	4.625%, 01/15/27	1,353,794
514,000	3.500%, 03/15/29	495,475
	Allison Transmission, Inc.*^
919,000	4.750%, 10/01/27	966,742
255,000	3.750%, 01/30/31	246,605
260,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	229,042
587,000	Arcosa, Inc.* 4.375%, 04/15/29	600,748
2,650,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	2,781,493
540,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	589,999
	Beacon Roofing Supply, Inc.*
1,325,000	4.875%, 11/01/25^	1,359,582
391,000	4.125%, 05/15/29	390,261
522,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	536,454

PRINCIPAL AMOUNT		VALUE
	Cascades, Inc. / Cascades USA, Inc.*^
810,000	5.125%, 01/15/26	$864,805
540,000	5.375%, 01/15/28	563,998
	Delta Air Lines, Inc.^
257,000	7.375%, 01/15/26	301,605
257,000	3.800%, 04/19/23	266,034
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
257,000	4.750%, 10/20/28	282,253
128,000	4.500%, 10/20/25	137,408
782,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	749,860
500,000	EnerSys* 4.375%, 12/15/27	524,750
1,200,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	1,223,580
518,000	GFL Environmental, Inc.*^ 3.750%, 08/01/25	527,728
	Golden Nugget, Inc.*^
790,000	6.750%, 10/15/24	800,665
540,000	8.750%, 10/01/25	568,382
582,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	626,087
535,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	601,238
675,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	736,736
1,320,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,323,551
1,712,000	H&E Equipment Services, Inc.*^ 3.875%, 12/15/28	1,680,431
1,350,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	1,429,002
	Howmet Aerospace, Inc.µ
1,550,000	5.125%, 10/01/24^	1,700,102
446,000	6.875%, 05/01/25	517,766
1,319,000	JELD-WEN, Inc.* 4.625%, 12/15/25	1,348,071
522,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	585,496
774,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	782,707
515,000	MasTec, Inc.*^ 4.500%, 08/15/28	539,679
	Meritor, Inc.
2,053,000	6.250%, 02/15/24^	2,087,839
154,000	4.500%, 12/15/28*	156,315
650,000	Moog, Inc.*µ^ 4.250%, 12/15/27	669,084
1,300,000	Nationstar Mortgage Holdings, Inc.*^ 6.000%, 01/15/27	1,359,696

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	Navistar International Corp.*
1,770,000	6.625%, 11/01/25	$1,836,711
515,000	9.500%, 05/01/25	559,305
1,040,000	Novelis Corp.*^ 4.750%, 01/30/30	1,085,417
1,210,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	1,244,267
	Patrick Industries, Inc.*
535,000	7.500%, 10/15/27	584,011
522,000	4.750%, 05/01/29	523,681
1,260,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	1,341,220
256,000	Picasso Finance Sub, Inc.*^ 6.125%, 06/15/25	272,596
1,040,000	QVC, Inc.^ 4.375%, 09/01/28	1,069,640
805,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	832,177
886,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	934,163
400,000	Sensata Technologies, BV*µ 4.000%, 04/15/29	402,884
519,000	Sensata Technologies, Inc.*^ 3.750%, 02/15/31	516,286
	Sinclair Television Group, Inc.*^
515,000	5.500%, 03/01/30	514,011
514,000	4.125%, 12/01/30µ	501,566
	Standard Industries, Inc.*^
1,030,000	5.000%, 02/15/27µ	1,062,538
256,000	4.375%, 07/15/30	257,011
	Station Casinos, LLC*^
2,125,000	4.500%, 02/15/28	2,133,797
709,000	5.000%, 10/01/25	720,954
513,000	Stericycle, Inc.*µ 3.875%, 01/15/29	513,641
779,000	STL Holding Company, LLC* 7.500%, 02/15/26	821,183
850,000	Tennant Company 5.625%, 05/01/25	873,910
1,400,000	TransDigm UK Holdings, PLC^ 6.875%, 05/15/26	1,481,102
	TransDigm, Inc.
1,360,000	6.250%, 03/15/26*	1,440,988
815,000	7.500%, 03/15/27	875,921
260,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	263,554
522,000	Tronox, Inc.*^ 4.625%, 03/15/29	533,813
	United Rentals North America, Inc.^
465,000	5.875%, 09/15/26	486,878
258,000	3.875%, 02/15/31	259,961

PRINCIPAL AMOUNT		VALUE
655,000	Waste Pro USA, Inc.*^ 5.500%, 02/15/26	$671,866
	WESCO Distribution, Inc.*^
520,000	7.125%, 06/15/25	563,987
260,000	7.250%, 06/15/28	288,746
1,350,000	XPO Logistics, Inc.*^ 6.750%, 08/15/24	1,418,202
		63,080,628

Information Technology (1.1%)
540,000	CDK Global, Inc.* 5.250%, 05/15/29	583,043
1,136,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,157,607
	Dell International, LLC / EMC Corp.*µ
1,265,000	6.020%, 06/15/26	1,510,638
825,000	6.100%, 07/15/27^	1,011,598
500,000	5.850%, 07/15/25^	586,625
520,000	Fair Isaac Corp.* 4.000%, 06/15/28	529,422
1,130,000	KBR, Inc.* 4.750%, 09/30/28	1,142,769
1,130,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	1,115,525
522,000	NCR Corp.* 5.125%, 04/15/29	538,553
771,000	ON Semiconductor Corp.*^ 3.875%, 09/01/28	794,246
780,000	Open Text Corp.*µ 3.875%, 02/15/28	790,538
523,000	Playtika Holding Corp.*^ 4.250%, 03/15/29	520,484
715,000	PTC, Inc.*µ^ 4.000%, 02/15/28	734,734
780,000	TTM Technologies, Inc.*µ^ 4.000%, 03/01/29	782,215
	Twilio, Inc.
484,000	3.625%, 03/15/29^	494,188
259,000	3.875%, 03/15/31µ	266,099
1,200,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	1,192,140
		13,750,424

Materials (1.7%)
	Alcoa Nederland Holding, BV*
1,730,000	7.000%, 09/30/26	1,826,742
600,000	4.125%, 03/31/29^	616,578
500,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	529,190
805,000	ArcelorMittal, SA^ 7.250%, 10/15/39	1,135,605

Schedule of Investments April 30, 2021 (Unaudited)

18 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
445,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	$459,325
1,385,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	1,399,598
700,000	First Quantum Minerals, Ltd.*^ 7.250%, 04/01/23	713,776
	Freeport-McMoRan, Inc.
700,000	5.000%, 09/01/27^	744,009
520,000	5.450%, 03/15/43	635,877
460,000	5.400%, 11/14/34^	553,454
770,000	HB Fuller Company 4.250%, 10/15/28	785,115
	Hudbay Minerals, Inc.*
800,000	6.125%, 04/01/29^	854,008
261,000	4.500%, 04/01/26	264,938
800,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	845,800
	Kaiser Aluminum Corp.*
555,000	4.625%, 03/01/28^	571,001
483,000	6.500%, 05/01/25	514,385
848,000	Mercer International, Inc.* 5.125%, 02/01/29	881,454
	New Gold, Inc.*
323,000	6.375%, 05/15/25	333,388
250,000	7.500%, 07/15/27^	271,767
270,000	Norbord, Inc.*µ 5.750%, 07/15/27	294,224
1,120,000	OCI, NV*µ^ 4.625%, 10/15/25	1,172,550
517,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	562,212
1,385,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	1,181,100
1,194,000	Silgan Holdings, Inc.µ 4.125%, 02/01/28	1,235,205
521,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	529,930
807,000	Univar Solutions USA, Inc.*^ 5.125%, 12/01/27	845,704
516,000	Valvoline, Inc.*^ 3.625%, 06/15/31	505,081
		20,262,016

Real Estate (0.5%)
834,000	EPR Properties^ 3.750%, 08/15/29	814,843

PRINCIPAL AMOUNT		VALUE
	Forestar Group, Inc.*
1,350,000	8.000%, 04/15/24	$1,406,052
750,000	5.000%, 03/01/28^	781,583
256,000	3.850%, 05/15/26	259,530
776,000	iStar, Inc.µ 5.500%, 02/15/26	805,713
	Service Properties Trustµ^
1,350,000	4.350%, 10/01/24	1,347,840
485,000	5.250%, 02/15/26	488,264
		5,903,825

Utilities (0.4%)
780,000	Calpine Corp.*^ 4.500%, 02/15/28	789,040
520,000	NRG Energy, Inc.µ 6.625%, 01/15/27	542,157
1,569,000	PPL Capital Funding, Inc.µ^‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	1,483,050
	Talen Energy Supply, LLC*^
540,000	10.500%, 01/15/26	496,822
270,000	7.250%, 05/15/27	277,593
1,300,000	TerraForm Power Operating, LLC*µ^ 5.000%, 01/31/28	1,400,945
		4,989,607
	Total Corporate Bonds (Cost $382,143,993)	396,227,870

Convertible Bonds (90.3%)
Communication Services (10.4%)
4,032,000	Eventbrite, Inc.* 0.750%, 09/15/26	4,383,711
	Liberty Media Corp.
10,000,000	0.500%, 12/01/50*	11,191,500
9,499,000	1.375%, 10/15/23	12,431,626
4,750,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	6,418,675
5,448,000	Magnite, Inc.* 0.250%, 03/15/26	5,150,975
5,750,000	Match Group FinanceCo 3, Inc.*~ 2.000%, 01/15/30	11,368,555
5,000,000	Sea, Ltd.* 2.375%, 12/01/25	14,218,750
	Snap, Inc.
12,750,000	0.000%, 05/01/27*	13,090,043
6,000,000	0.750%, 08/01/26	16,425,420
	Twitter, Inc.
12,500,000	0.000%, 03/15/26*	11,409,125
4,500,000	0.250%, 06/15/24^	5,526,630
8,100,000	Zynga, Inc. 0.250%, 06/01/24	11,364,543
		122,979,553

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (25.7%)
6,250,000	Airbnb, Inc.* 0.000%, 03/15/26	$6,199,750
10,000,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	15,169,500
7,000,000	Burlington Stores, Inc.*^ 2.250%, 04/15/25	11,205,880
2,890,000	Carnival Corp. 5.750%, 04/01/23	8,519,922
9,250,000	Chegg, Inc.* 0.000%, 09/01/26	10,161,680
2,750,000	Dick’s Sporting Goods, Inc.^ 3.250%, 04/15/25	6,755,375
	DISH Network Corp.
5,750,000	0.000%, 12/15/25*	7,040,818
1,968,000	2.375%, 03/15/24^	1,921,260
12,500,000	DraftKings, Inc.* 0.000%, 03/15/28	11,951,125
14,000,000	Etsy, Inc.*^ 0.125%, 09/01/27	18,224,920
4,672,000	Expedia Group, Inc.*^ 0.000%, 02/15/26	5,102,385
12,500,000	Ford Motor Company* 0.000%, 03/15/26	12,352,125
1,548,000	Guess, Inc. 2.000%, 04/15/24	1,945,697
	Liberty Interactive, LLC
1,285,000	4.000%, 11/15/29	987,882
675,000	3.750%, 02/15/30~	517,347
4,598,000	MakeMyTrip, Ltd.* 0.000%, 02/15/28	4,570,550
12,250,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	14,558,267
	NCL Corp., Ltd.*
4,642,000	5.375%, 08/01/25	8,833,865
3,500,000	6.000%, 05/15/24	8,578,605
5,000,000	RH^ 0.000%, 09/15/24	16,236,750
16,750,000	Royal Caribbean Cruises, Ltd.*^ 4.250%, 06/15/23	23,585,675
6,250,000	Shake Shack, Inc.*^ 0.000%, 03/01/28	5,942,500
4,790,000	Tesla, Inc.~ 2.000%, 05/15/24	54,730,205
4,000,000	Under Armour, Inc.*^ 1.500%, 06/01/24	8,354,720
16,250,000	Vail Resorts, Inc.*^ 0.000%, 01/01/26	17,311,287
13,750,000	Wayfair, Inc.*^ 0.625%, 10/01/25	14,253,663
6,500,000	Winnebago Industries, Inc. 1.500%, 04/01/25	9,287,070
		304,298,823

PRINCIPAL AMOUNT		VALUE

Consumer Staples (0.5%)
6,500,000	Beyond Meat, Inc.* 0.000%, 03/15/27	$6,207,045

Energy (1.0%)
7,750,000	Pioneer Natural Resources Company*^~ 0.250%, 05/15/25	11,790,850
	SunEdison, Inc.@
10,545,000	0.250%, 01/15/20	101,759
1,027,000	2.000%, 10/01/18	9,911
		11,902,520

Health Care (15.1%)
6,250,000	Bridgebio Pharma, Inc.* 2.250%, 02/01/29	5,767,438
3,000,000	CONMED Corp.^ 2.625%, 02/01/24	4,949,700
15,500,000	DexCom, Inc.* 0.250%, 11/15/25	15,541,230
2,599,000	Envista Holdings Corp.*^ 2.375%, 06/01/25	5,576,310
7,500,000	Exact Sciences Corp.^ 0.375%, 03/15/27	10,261,500
10,000,000	Guardant Health, Inc.* 0.000%, 11/15/27	13,159,400
6,500,000	Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	6,294,145
15,000,000	Insulet Corp. 0.375%, 09/01/26	21,632,550
9,750,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	11,328,915
10,905,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	14,097,003
11,250,000	NeoGenomics, Inc.^ 0.250%, 01/15/28	11,401,200
4,250,000	NuVasive, Inc.^ 0.375%, 03/15/25	4,437,425
6,000,000	Oak Street Health, Inc.* 0.000%, 03/15/26	6,280,320
9,500,000	Omnicell, Inc.* 0.250%, 09/15/25	14,794,635
8,750,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	9,741,638
7,085,000	Repligen Corp. 0.375%, 07/15/24	13,382,502
1,840,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,318,731
7,500,000	Teladoc Health, Inc.*^ 1.250%, 06/01/27	8,419,200
		179,383,842

Schedule of Investments April 30, 2021 (Unaudited)

20 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Industrials (7.0%)
3,750,000	Air Canada* 4.000%, 07/01/25	$5,771,775
4,250,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	4,532,710
4,150,000	Atlas Air Worldwide Holdings, Inc. 1.875%, 06/01/24	5,474,514
12,500,000	JetBlue Airways Corp.*^ 0.500%, 04/01/26	13,713,500
4,750,000	Middleby Corp.* 1.000%, 09/01/25	7,134,263
10,750,000	Southwest Airlines Company^~ 1.250%, 05/01/25	18,698,012
6,250,000	Sunrun, Inc.*^ 0.000%, 02/01/26	5,166,875
21,750,000	Uber Technologies, Inc.*^ 0.000%, 12/15/25	22,820,970
		83,312,619

Information Technology (28.5%)
12,500,000	Bentley Systems, Inc.* 0.125%, 01/15/26	13,288,250
5,755,000	Bill.com Holdings, Inc.* 0.000%, 12/01/25	7,007,058
15,500,000	Coupa Software, Inc.*~ 0.375%, 06/15/26	17,980,155
8,000,000	Datadog, Inc.* 0.125%, 06/15/25	9,589,760
	Enphase Energy, Inc.*
6,500,000	0.000%, 03/01/26	5,936,840
6,500,000	0.000%, 03/01/28	5,728,190
2,750,000	Everbridge, Inc. 0.125%, 12/15/24	3,703,260
6,500,000	Fastly, Inc.* 0.000%, 03/15/26	6,316,635
4,000,000	Five9, Inc.*^ 0.500%, 06/01/25	6,050,600
5,250,000	LivePerson, Inc.* 0.000%, 12/15/26	5,264,700
7,750,000	Lumentum Holdings, Inc.^ 0.500%, 12/15/26	8,619,085
21,511,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	24,703,232
6,500,000	MicroStrategy, Inc.*^ 0.000%, 02/15/27	5,334,485
7,500,000	MongoDB, Inc. 0.250%, 01/15/26	11,669,475
6,250,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	8,514,500
	Okta, Inc.
8,000,000	0.125%, 09/01/25^	12,347,760
4,250,000	0.375%, 06/15/26*	5,589,473

PRINCIPAL AMOUNT		VALUE
3,500,000	ON Semiconductor Corp. 1.625%, 10/15/23	$6,853,560
9,500,000	Palo Alto Networks, Inc.^ 0.750%, 07/01/23	13,385,120
7,250,000	Proofpoint, Inc.µ 0.250%, 08/15/24	9,032,485
2,250,000	Q2 Holdings, Inc.^ 0.750%, 06/01/26	2,988,990
12,250,000	Repay Holdings Corp.* 0.000%, 02/01/26	11,859,225
9,000,000	RingCentral, Inc. 0.000%, 03/01/25	10,183,410
15,000,000	Shift4 Payments, Inc.* 0.000%, 12/15/25	21,122,700
1,981,000	Shopify, Inc.^ 0.125%, 11/01/25	2,314,462
8,500,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	11,149,535
19,750,000	Splunk, Inc.* 1.125%, 06/15/27	18,233,397
	Square, Inc.*^
10,000,000	0.250%, 11/01/27	11,805,100
10,000,000	0.000%, 05/01/26	11,585,900
6,250,000	Tyler Technologies, Inc.*^ 0.250%, 03/15/26	6,632,875
8,750,000	Wix.com, Ltd.*^ 0.000%, 08/15/25	9,661,312
5,750,000	Workday, Inc. 0.250%, 10/01/22	9,803,980
8,500,000	Zendesk, Inc.* 0.625%, 06/15/25	12,501,800
7,952,000	Zscaler, Inc.* 0.125%, 07/01/25	11,168,107
		337,925,416

Materials (1.2%)
6,000,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	7,199,340
6,858,000	MP Materials Corp.*^ 0.250%, 04/01/26	6,563,037
		13,762,377

Real Estate (0.9%)
4,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	6,197,360
3,199,000	Redfin Corp.* 0.000%, 10/15/25	3,879,267
		10,076,627
	Total Convertible Bonds (Cost $863,499,528)	1,069,848,822

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE

Bank Loans (4.0%)¡
Airlines (0.2%)
880,000	AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	$906,162
1,196,000	United Airlines, Inc.‡ 4.500%, 04/13/28 3 mo. LIBOR + 3.75%	1,211,698
104,000	United Airlines, Inc.! 0.000%, 04/13/28	105,365
		2,223,225

Communication Services (0.9%)
1,280,500	Clear Channel Outdoor Holdings, Inc.‡ 3.685%, 08/21/26 3 mo. LIBOR + 3.50%	1,243,423
812,625	CommScope, Inc.‡ 3.363%, 04/06/26 1 mo. LIBOR + 3.25%	808,692
671,164	Consolidated Communications, Inc.‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	670,926
541,767	CSC Holdings, LLC‡ 2.615%, 04/15/27 1 mo. LIBOR + 2.50%	539,904
1,625,000	Frontier Communications Corp.‡ 4.500%, 10/08/21 1 mo. LIBOR + 3.75%	1,621,612
1,036,875	iHeartCommunications, Inc.‡ 3.113%, 05/01/26 1 mo. LIBOR + 3.00%	1,025,863
2,444,090	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	2,497,334
2,000,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	2,045,420
		10,453,174

Consumer Discretionary (0.7%)
997,500	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	1,002,333
1,245,984	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	1,269,346
320,000	Meredith Corp.! 0.000%, 01/31/25	326,000
1,835,000	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	1,826,587

PRINCIPAL AMOUNT		VALUE
1,320,000	PetSmart, Inc.‡ 4.500%, 02/12/28 3 mo. LIBOR + 3.75%	$1,325,445
791,200	Rent-A-Center, Inc.‡ 4.750%, 02/17/28 1 mo. LIBOR + 4.00%	797,791
1,855,000	WW International, Inc.! 0.000%, 04/13/28	1,857,087
		8,404,589

Consumer Staples (0.0%)
131,630	United Natural Foods, Inc.! 0.000%, 10/22/25	131,719
66,048	United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	66,092
		197,811

Energy (0.1%)
224,961	Lealand Finance Company, BV‡ 4.113%, 06/30/25 1 mo. LIBOR + 1.00%	100,107
17,931	Lealand Finance Company, BV‡ 3.110%, 06/30/24 1 mo. LIBOR + 3.00%	14,614
1,130,395	Par Pacific Holdings, Inc.‡ 6.936%, 01/12/26 3 mo. LIBOR + 6.75%	1,124,460
		1,239,181

Financials (0.2%)
2,100,000	Jazz Financing Lux Sarl! 0.000%, 04/22/28	2,106,993
286,729	Level 3 Financing, Inc.‡ 1.863%, 03/01/27 1 mo. LIBOR + 1.75%	283,682
		2,390,675

Health Care (0.8%)
2,538,595	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	2,498,129
1,126,253	Endo Luxembourg Finance Company I Sarl‡ 6.000%, 03/10/28 1 mo. LIBOR + 5.00%	1,100,631
1,509,604	Gentiva Health Services, Inc.‡ 2.875%, 07/02/25 1 mo. LIBOR + 2.75%	1,508,660
1,047,411	Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 3 mo. LIBOR + 4.75%	1,021,556

Schedule of Investments April 30, 2021 (Unaudited)

22 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
981,159	Ortho Clinical Diagnostics, SA‡ 3.361%, 06/30/25 1 mo. LIBOR + 3.25%	$981,036
2,388,364	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	2,233,670
		9,343,682

Industrials (0.7%)
1,866,821	Berry Global, Inc.‡ 1.861%, 07/01/26 1 mo. LIBOR + 1.75%	1,853,548
1,053,300	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	1,053,300
1,059,320	Dun & Bradstreet Corp.‡ 3.361%, 02/06/26 1 mo. LIBOR + 3.75%	1,054,685
802,934	Granite Holdings US Acquisition Company‡ 4.203%, 09/30/26 3 mo. LIBOR + 4.00%	801,930
260,000	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	259,415
856,878	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	857,628
569,422	RegionalCare Hospital Partners Holdings, Inc.‡ 3.863%, 11/16/25 1 mo. LIBOR + 3.75%	568,110
1,703,053	Scientific Games International, Inc.‡ 2.863%, 08/14/24 1 mo. LIBOR + 2.75%	1,681,118
269,505	TransDigm, Inc.‡ 2.363%, 12/09/25 1 mo. LIBOR + 2.25%	266,508
		8,396,242

Information Technology (0.3%)
1,089,299	Banff Merger Sub, Inc.‡ 3.863%, 10/02/25 1 mo. LIBOR + 3.75%	1,085,421
1,283,750	Camelot U.S. Acquisition 1 Company‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	1,273,640
703,238	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	704,556
1,110,978	VFH Parent, LLC‡ 3.115%, 03/01/26 1 mo. LIBOR + 3.00%	1,110,051
		4,173,668

PRINCIPAL AMOUNT		VALUE

Materials (0.1%)
767,250	Innophos, Inc.‡ 3.613%, 02/07/27 1 mo. LIBOR + 3.50%	$766,771
	Total Bank Loans (Cost $48,060,605)	47,589,018

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (13.9%)
Communication Services (0.8%)
8,500	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	10,001,585

Consumer Discretionary (1.2%)
86,550	Aptiv, PLC^ 5.500%, 06/15/23	14,133,615

Financials (1.8%)
5,000	Bank of America Corp.‡‡ 7.250%	7,079,900
91,925	KKR & Company, Inc.^ 6.000%, 09/15/23	6,892,537
4,800	Wells Fargo & Company‡‡ 7.500%	6,882,336
		20,854,773

Health Care (3.3%)
124,785	Avantor, Inc. 6.250%, 05/15/22	12,333,749
78,100	Boston Scientific Corp. 5.500%, 06/01/23	9,182,998
9,990	Danaher Corp.^ 4.750%, 04/15/22	17,117,965
		38,634,712

Industrials (0.8%)
80,725	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	9,849,257

Information Technology (2.1%)
16,850	Broadcom, Inc.^ 8.000%, 09/30/22	24,423,232

Utilities (3.9%)
61,810	AES Corp. 6.875%, 02/15/24	6,736,672
166,630	Dominion Energy, Inc. 7.250%, 06/01/22	17,187,884

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 23

NUMBER OF SHARES			VALUE
		NextEra Energy, Inc.
194,315		6.219%, 09/01/23^	$9,807,078
151,240		4.872%, 09/01/22	8,823,342
85,265		5.279%, 03/01/23	4,294,798
			46,849,774
		Total Convertible Preferred Stocks (Cost $140,805,963)	164,746,948

Common Stocks (0.8%)
Communication Services (0.0%)
7,495		Cumulus Media, Inc. - Class A#	72,027

Energy (0.7%)
5,396		Bonanza Creek Energy, Inc.#	178,554
42,604		Calfrac Well Services, Ltd.#	116,735
3,089		Chesapeake Energy Corp.#	140,766
2,010		Chevron Corp.^	207,171
9,661		Denbury, Inc.#	525,655
64,000		Energy Transfer, LP	551,040
69,790		Enterprise Products Partners, LP	1,605,868
7,238		EP Energy Corp.#&	597,135
14,650		GasLog, Ltd.	85,116
66,770		Lonestar Resources US, Inc.#&	488,756
19,280		Magellan Midstream Partners, LP~	901,725
121,309		Mcdermott International, Ltd.#	54,589
3,425		Oasis Petroleum, Inc.	265,848
7,475		Schlumberger, Ltd.	202,199
28,085		Targa Resources Corp.^	974,269
16,409		Weatherford International, PLC#	173,935
13,724		Whiting Petroleum Corp.#	549,921
9,185		Williams Companies, Inc.^	223,747
			7,843,029

Financials (0.1%)
17,300		American International Group, Inc.	838,185

Industrials (0.0%)
175,361		McDermott International, Inc.#	78,913
		Total Common Stocks (Cost $13,650,171)	8,832,154

Warrants (0.0%) #
Energy (0.0%)
3,544	USD	Chesapeake Energy Corp. 02/09/26, Strike $32.13	73,626
3,190	USD	Chesapeake Energy Corp. 02/09/26, Strike $27.63	72,509
1,969	USD	Chesapeake Energy Corp.^ 02/09/26, Strike $36.18	38,258
5,271	USD	Denbury, Inc. 09/18/25, Strike $32.59	143,371

NUMBER OF SHARES			VALUE
1,922	USD	Denbury, Inc. 09/18/23, Strike $35.41	$39,824
52,447	USD	Mcdermott International, Ltd. 06/30/27, Strike $15.98	5
47,202	USD	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
		Total Warrants (Cost $1,158,967)	367,598

Preferred Stocks (0.6%)
Communication Services (0.1%)
45,340		United States Cellular Corp.^ 6.250%, 09/01/69	1,201,510

Consumer Discretionary (0.2%)
6,662		Guitar Center, Inc.	801,106
11,885		Qurate Retail, Inc. 8.000%, 03/15/31	1,243,171
			2,044,277

Energy (0.3%)
67,620		NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	1,406,496
40,095		NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	945,440
47,000		NuStar Logistics, LP^‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,136,460
			3,488,396
		Total Preferred Stocks (Cost $7,077,253)	6,734,183

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (1.6%) #
Communication Services (0.2%)
2,550 15,764,100	Snap, Inc. Put, 01/21/22, Strike $55.00	1,785,000

Consumer Discretionary (0.9%)
770 54,626,880	Tesla, Inc. Put, 01/21/22, Strike $700.00	10,766,525

Financials (0.2%)
3,660 14,833,980	Bank of America Corp. Call, 01/21/22, Strike $35.00	2,543,700

Information Technology (0.1%)
1,035 8,908,245	Micron Technology, Inc. Call, 06/18/21, Strike $75.00	1,280,813

Schedule of Investments April 30, 2021 (Unaudited)

24 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Other (0.2%)
1,500 50,698,500	Invesco QQQ Trust Series Put, 01/21/22, Strike $275.00	$1,335,000
1,300 54,249,000	SPDR S&P 500 ETF Trust Put, 01/21/22, Strike $340.00	1,156,350
		2,491,350

	Total Purchased Options (Cost $21,662,560)	18,867,388

	TOTAL INVESTMENTS (144.6%) (Cost $1,478,059,040)	1,713,213,981

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-9.3%)		(110,000,000)

LIABILITIES, LESS OTHER ASSETS (-35.3%)		(418,226,213)

NET ASSETS (100.0%)		$1,184,987,768

Written Options (-0.1%) #
Communication Services (-0.1%)
2,550 15,764,100	Snap, Inc. Call, 01/21/22, Strike $90.00	(905,250)

Consumer Discretionary (0.0%)
385 27,313,440	Tesla, Inc. Call, 01/21/22, Strike $1,500.00	(739,200)
	Total Written Options (Premium $4,186,960)	(1,644,450)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $66,954,667.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2021.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,328,058.

#Non-income producing security.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 25

Statement of Assets and Liabilities April 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,478,059,040)	$1,713,213,981
Cash with custodian	15,358,869
Receivables:
Accrued interest and dividends	8,178,079
Investments sold	2,495,980
Prepaid expenses	385,187
Other assets	177,137
Total assets	1,739,809,233

LIABILITIES
Options written, at value (premium $4,186,960)	1,644,450
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 4,400,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $561,127) (Note 7)	109,438,873
Payables:
Notes payable	435,400,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	341,011
Investments purchased	6,376,220
Affiliates:
Investment advisory fees	1,136,612
Deferred compensation to trustees	177,137
Trustees’ fees and officer compensation	7,504
Other accounts payable and accrued liabilities	299,658
Total liabilities	554,821,465
NET ASSETS	$1,184,987,768

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 73,250,403 shares issued and outstanding	$866,829,053
Undistributed net investment income (loss)	1,664,542
Accumulated net realized gain (loss) on investments and written options	78,796,722
Unrealized appreciation (depreciation) of investments and written options	237,697,451
NET ASSETS	$1,184,987,768
Net asset value per common shares based upon 73,250,403 shares issued and outstanding	$16.18

26 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

26 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended April 30, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$25,099,218
Dividends	4,486,876
Total investment income	29,586,094

EXPENSES
Investment advisory fees	6,519,336
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	2,274,343
Interest expense on Notes Payable (Note 6)	971,220
Printing and mailing fees	62,333
Fund administration fees	52,704
Accounting fees	51,513
Trustees’ fees and officer compensation	38,343
Legal fees	33,606
Audit fees	29,624
Transfer agent fees	15,905
Custodian fees	10,825
Registration fees	9,391
Other	77,795
Total expenses	10,146,938
NET INVESTMENT INCOME (LOSS)	19,439,156

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	95,066,620
Purchased options	(1,951,792)
Written options	2,098,742
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	144,678,986
Purchased options	(2,188,766)
Written options	421,945
NET GAIN (LOSS)	238,125,735
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$257,564,891

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 27

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$19,439,156	$38,531,639
Net realized gain (loss)	95,213,570	40,853,760
Change in unrealized appreciation/(depreciation)	142,912,165	144,660,347
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	257,564,891	224,045,746

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(40,653,974)	(74,712,913)
Net decrease in net assets from distributions to common shareholders	(40,653,974)	(74,712,913)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	—	332,386
Net increase (decrease) in net assets from capital stock transactions	—	332,386
TOTAL INCREASE (DECREASE) IN NET ASSETS	216,910,917	149,665,219

NET ASSETS
Beginning of period	$968,076,851	$818,411,632
End of period	$1,184,987,768	$968,076,851

Statement of Cash Flows

28 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$257,564,891	$224,045,746
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(644,451,225)	(1,016,482,084)
Net proceeds from disposition of short term investments	12,458,330	15,383,575
Proceeds paid on closing written options	(117,223)	(17,414,687)
Proceeds from disposition of investment securities, including purchased options	555,902,999	1,050,075,342
Premiums received from written options	4,186,960	6,664,033
Amortization and accretion of fixed-income securities	(10,011,042)	(16,253,478)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	108,625	251,396
Net realized gains/losses from investments, excluding purchased options	(95,067,719)	(57,702,595)
Net realized gains/losses from purchased options	1,951,792	3,882,671
Net realized gains/losses from written options	(2,098,742)	12,966,619
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(144,678,986)	(142,396,205)
Change in unrealized appreciation or depreciation on purchased options	2,188,766	(143,577)
Change in unrealized appreciation or depreciation on written options	(421,945)	(2,120,565)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,295,944	(450,213)
Prepaid expenses	(8,419)	46,704
Other assets	(38,884)	2,794
Increase/(decrease) in liabilities:
Payables to affiliates	209,943	124,305
Other accounts payable and accrued liabilities	(6,651)	(532,904)
Net cash provided by/(used in) operating activities	$(61,032,586)	$59,946,877

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(40,653,974)	(74,380,527)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(23,931)	—
Offering costs on Mandatory Redeemable Preferred Shares	(19,831)	(71,846)
Proceeds from note payable	117,000,000	14,500,000
Net cash provided by/(used in) financing activities	$76,302,264	$(59,952,373)
Net increase/(decrease) in cash	$15,269,678	$(5,496)
Cash and restricted cash at beginning of period	$89,191	$94,687
Cash at end of period	$15,358,869	$89,191
Supplemental disclosure
Cash paid for interest on Notes Payable	$988,696	$4,111,972
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$2,298,274	$4,630,696
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$—	$332,386

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	15,358,869	89,191
Total cash and restricted cash at period end	$15,358,869	$89,191

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and below investment grade (high yield) non-convertible debt securities and under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-

30   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $177,137 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$546,830,290
Proceeds from sales	—	461,130,373

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

Cost basis of investments	$1,473,872,080
Gross unrealized appreciation	290,950,828
Gross unrealized depreciation	(53,253,377)
Net unrealized appreciation (depreciation)	$237,697,451

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

32   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2020
Distributions paid from:
Ordinary income	$76,524,785
Long-term capital gains	2,567,428
Return of capital	—

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$6,402,442
Undistributed capital gains	—
Total undistributed earnings	6,402,442
Accumulated capital and other losses	—
Net unrealized gains/(losses)	94,861,097
Total accumulated earnings/(losses)	101,263,539
Other	(15,741)
Paid-in-capital	866,829,053
Net assets applicable to common shareholders	$968,076,851

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

34   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2021, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$18,867,388	$—
Written options(2)	—	1,644,450
	$18,867,388	$1,644,450

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Options purchased	18,820
Options written	2,935

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $480.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2021, the average borrowings under the Agreement were $383.2 million. For the period ended April 30, 2021, the average interest rate was 0.50%. As of April 30, 2021, the amount of total outstanding borrowings was $435.4 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2021 was 0.48%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2021, approximately $376.0 million of securities were on loan ($356.6 million of fixed income securities and $19.4 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 4,400,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $110.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	1,460	$25	$36,500,000
Series B	9/06/24	4.00%	1,460	$25	$36,500,000
Series C	9/06/27	4.24%	1,480	$25	$37,000,000
				Total	$110,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. The MRPS have been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund, such as Kroll), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

36   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 73,250,403 shares outstanding at April 30, 2021. Calamos Advisors did not own any of the outstanding shares at April 30, 2021. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2021	YEAR ENDED October 31, 2020
Beginning shares	73,250,403	73,220,936
Shares sold	—	—
Shares issued through reinvestment of distributions	—	29,467
Ending shares	73,250,403	73,250,403

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$396,227,870	$—	$396,227,870
Convertible Bonds	—	1,069,848,822	—	1,069,848,822
Bank Loans	—	47,589,018	—	47,589,018
Convertible Preferred Stocks	164,746,948	—	—	164,746,948
Common Stocks U.S.	8,156,107	676,047	—	8,832,154
Warrants	184,393	183,205	—	367,598
Preferred Stocks	5,933,077	801,106	—	6,734,183
Purchased options	18,867,388	—	—	18,867,388
Total	$197,887,913	$1,515,326,068	$—	$1,713,213,981
Liabilities:
Written options	$1,644,450	$—	$—	$1,644,450
Total	$1,644,450	$—	$—	$1,644,450

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   37

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$13.22	$11.18	$11.02	$11.96	$11.33	$12.39
Income from investment operations:
Net investment income (loss)*	0.27	0.53	0.54	0.60	0.61	0.65
Net realized and unrealized gain (loss)	3.25	2.53	0.64	(0.35)	1.22	(0.51)
Total from investment operations	3.52	3.06	1.18	0.25	1.83	0.14
Less distributions to common shareholders from:
Net investment income	(0.25)	(0.46)	(0.51)	(1.19)	(0.70)	(0.69)
Net realized gains	(0.31)	(0.56)	(0.34)	—	—	—
Return of capital	—	—	(0.17)	—	(0.50)	(0.51)
Total distributions	(0.56)	(1.02)	(1.02)	(1.19)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	0.00 (a)	—	0.00 (a)
Premiums from shares sold in at the market offerings	—	—	—	0.00 (a)	—	—
Net asset value, end of period	$16.18	$13.22	$11.18	$11.02	$11.96	$11.33
Market value, end of period	$15.68	$11.50	$11.10	$10.86	$11.96	$10.47
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	27.05%	29.87%	11.46%	1.75%	17.28%	2.55%
Market value	41.54%	13.79%	12.29%	0.28%	26.91%	1.13%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	1.78% (d)	2.22%	2.91%	2.54%	1.89%	1.78%
Net investment income (loss)	3.41% (d)	4.45%	4.85%	5.13%	5.25%	5.73%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$1,184,988	$968,077	$818,412	$806,342	$868,817	$822,183
Portfolio turnover rate	29%	76%	47%	58%	89%	34%
Average commission rate paid	$0.0249	$0.0225	$0.0187	$0.0260	$0.0282	$0.0221
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$110,000	$110,000	$110,000	$110,000	$110,000	$—
Notes Payable (000’s omitted)	$435,400	$318,400	$303,900	$315,500	$302,500	$337,000
Asset coverage per $1,000 of loan outstanding(e)	$3,974	$4,386	$4,055	$3,904	$4,236	$3,440
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$393	$317	$280	$280	$291	$—

*Net investment income calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.21%, 1.27%, 1.30%, 1.28%, 1.24% and 1.25%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

38   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Convertible and High Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the “Fund”) as of April 30, 2021, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2020, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   39

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

40   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   41

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHYSAN 1791 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2021

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2021

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 25, 2021